Manor
Investment Funds

1st Quarter Report
March 31, 2020
(Unaudited)

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900 800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, LLC

Manor Investment Funds
15 Chester Commons
Malvern, PA 19355

March 31, 2020

Dear Fellow Shareholders:

The dramatic market selloff over the latter portion of the quarter overwhelmed any operating results announced by companies held in our portfolios. Individual positions were impacted by investor perceptions of external factors, the emotional reaction to uncertainties created by the economic impact of the Covid-19 virus, and the response of governments and central bankers around the world in the aftermath. As such, the commentary in this quarterly report will focus on some of these factors as well as operating results.

Ripping Up the Playbook

In 2013 Jeffrey Laurie, owner of the Philadelphia Eagles, hired Chip Kelly as the new head coach of the Eagles. Kelly, head coach of the University of Oregon, came to the NFL and "tore up the playbook" installing his up-tempo offensive scheme, heretofore untested at the NFL level. Kelly lasted less than three years with the Eagles and Laurie replaced him with Doug Pederson, a coach with more traditional NFL background. Pederson essentially "tore up the playbook" once again, leading the Eagles to their first Super Bowl victory just a few short years later.

The playbook for the financial markets seemed solid as the new year began. Stocks traded up, interest rates were low, inflation remained quiescent, and Fed policy somewhat accommodative. The economy continued to grow, with expectations that Gross Domestic Product, a measure of the total economy, would grow faster than preliminary reports of growth in the final quarter of 2019. Strong job growth contributed to declining unemployment claims, an unemployment rate of 3.5% (among the lowest in recent memory) and discussions of labor supply shortages across many industries. The news, highlighted in the State of the Union address, may well have prompted Nancy Pelosi to "tear up the playbook" in frustration at the end of the speech. Little did she know that just a few short weeks later a combination of events would make those histrionics seem trivial.

As the stock market rose to new highs in mid-February, two unrelated events combined to disrupt everything. The novel corona virus delivered both a demand-shock and a supply-shock to economies throughout the globe, while an oil price war initiated by Saudi Arabia and Russia drove the price of oil to new lows and threatened the existence of domestic energy exploration companies. As Covid-19 quickly morphed from an outbreak in Wuhan China to a global pandemic, governments imposed stay at home orders with dramatic consequences. Demand dropped as consumers on lockdown curtailed purchases, while corporations were forced to curtail operations and furlough employees. Manufacturers that continued to operate struggled to overcome supply constraints as global supply chains were disrupted. In just 23 days the steep decline in the stock markets exceeded the crash of 1929. Stocks rebounded somewhat during the last week of the quarter but the rebound was not nearly enough to offset the steep decline.

The playbook for the Covid-19 crisis has been clear, the response for the oil price war less so. The Fed cut interest rates to near zero with two moves in rapid succession, and announced several measures to backstop the financial system. The Fed expanded repo operations and dollar swap lines to provide liquidity. They expanded asset purchase programs for mortgage securities, investment grade bonds, and for the first time included non-investment grade (junk) bond ETF's, as well. The inclusion of non-investment grade ETF's is significant because it demonstrates how far the Fed will go to keep the financial markets functioning. At the same time the Federal government

announced stimulus payments directly to taxpayers, expanded unemployment benefits, small business lending programs, and a payroll lending program designed to compensate smaller companies who retain employees at 2019 levels. Remaining unresolved, however, was a strategic response to the willingness of Saudi Arabia and Russia to drive oil prices to unsustainable lows in an effort to crush US energy exporting capacity.

The Manor Fund

The Manor Fund generated a return of –25.06%, net of all fees and expenses, during the quarter ending March 31, 2020, underperforming the S&P 500 index return of –19.60% and the return of comparable mutual funds, as measured by the Lipper Large-Cap Core mutual fund index –20.60%. The Fund under performed the S&P 500 index and comparable mutual funds during the trailing year with a return of –11.84% for the Fund compared to returns of –6.96% for the S&P 500 and –9.06% for comparable mutual funds. The Fund underperformed the S&P 500 index and comparable mutual funds during the trailing 3-year, 5-year, and 10-year periods with annualized returns of –3.11%, -0.45%, and 6.12% for the Fund compared to annualized returns of 5.11%, 6.73%, and 10.50% for the S&P 500 index, and returns of 3.74%, 5.47%, and 9.14% for the Lipper Large-Cap Core mutual fund index.

During the 1st Quarter of 2020, five holdings in the Fund generated a positive return, Equinix Inc., Biogen Inc., AmerisourceBergen Corporation, Kroger Company, and Microsoft Corporation. Equinix is a real estate investment trust focused on interconnected data centers. Their operating results were in line with expectations, and their business is well situated for increased reliance on ecommerce and remote processing. Biogen, a biotech pharmaceutical company, jumped after the company reported operating results that were better than expected. The stock held much of those gains based on investor expectations that this biotech pharmaceutical company could be on the forefront of potential treatments for the Covid-19 virus. The shares of AmerisourceBergen traded higher early in the quarter and reported operating results that exceeded expectations. Investors expected that this pharmacy benefits manager would also be an important contributor in the efforts to facilitate the distribution of medical treatments to patients stricken by the Covid-19 virus and to existing patients sheltered at home. The shares of Kroger, a food distribution company with supermarkets throughout the country, were volatile during the sharp market selloff, but avoided much of the decline. This stock is generally considered a defensive stock and the company was able to maintain somewhat normal operating conditions at its locations, given the precipitous events. The shares of Microsoft traded up early in the quarter after the company reported revenue and earnings that exceeded expectations. This early run-up, combined with investor expectations that Microsoft's cloud computing and remote processing services would remain in high demand despite the global economic disruption, cushioned the shares during the market decline later in the quarter.

Notable laggards during the 1st Quarter of 2020 include Valero Energy, Discover Financial Services, Carnival Corp. PNC Financial Services Group, and JP Morgan Chase & Co. Valero, an independent petroleum refiner and ethanol producer, reported revenue and earnings that exceeded expectations, but the results could not offset a weak energy market. The shares fell sharply when Russia and Saudi Arabia initiated a price war to drive US shale production from the global market

(Continued on page 10)

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance.

MANOR INVESTMENT FUNDS - MANOR FUND

Schedule of Investments - March 31, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS –98.9%		
Consumer Discretionary – 7.1%		
Booking Holdings*	110	147,985
Carnival Corp.	3,249	42,789
D. R. Horton, Inc.	5,654	192,236
		383,010
Consumer Staples – 6.0%		
Kroger Company	3,984	119,998
PepsiCo, Inc.	1,711	205,491
		325,489
Energy – 5.2%		
Cabot Oil & Gas	7,838	134,735
Valero Energy	3,277	148,645
		283,380
Financial – 12.4%		
Chubb Corp.	996	111,243
Discover Financial	2,638	94,097
JPMorgan Chase	2,184	196,626
Metlife Inc.	2,968	90,732
PNC Financial	1,848	176,891
		669,589
Health Care – 14.9%		
Allergan PLC	659	116,709
AmerisourceBergen	1,656	146,556
Anthem, Inc.	1,010	229,311
Biogen, Inc.*	687	217,353
CVS Health Corp.	1,628	96,589
		806,518
Industrial – 7.9%		
Cummins, Inc.	1,456	197,026
Delta Air Lines	3,229	92,123
Raytheon Company	1,072	140,593
		429,742

Description	Shares	Market Value
Information Technology – 22.4%		
Applied Materials	4,678	214,346
Fidelity National	1,649	200,584
Microchip Tech	2,741	185,840
Microsoft Corp.	1,731	272,996
NetApp, Inc.	2,473	103,099
Skyworks Solutions	2,679	239,449
		1,216,314
Material – 6.1%		
Avery Dennison	2,885	293,895
Nucor Corp.	1,003	36,128
		330,023
Communication Services – 10.3%		
AT & T, Inc.	2,693	78,501
Charter Comms.*	591	257,859
Facebook, Inc cl A*	1,319	220,009
		556,369
Utility – 1.1%		
AES Corporation	4,424	60,166
		60,166
Real Estate Investment Trust – 5.5%		
Equinix, Inc.	481	300,418
		300,418
TOTAL COMMON STOCKS (Cost $ 4,519,184)		5,361,018
SHORT-TERM INVESTMENTS – 1.1%		
1st Amer. Gov. Fund	58,038	58,038
TOTAL SHORT-TERM INVESTMENTS (Cost $ 58,038)		58,038
TOTAL INVESTMENTS – 100.0% (Cost $ 4,577,222)		5,419,056
Other Assets less Liabilities – Less than 0.1%		747
NET ASSETS 100.0%		$ 5,419,803

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - MANOR FUND

Fund and Performance Information - March 31, 2020

(Unaudited)

Fund Performance

Investment Performance
vs. the S&P 500 and the Lipper Large-Cap Core Index



40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Manor Fund
Lipper LC Core
S&P 500 Index

Quarter and Annualized Total Return for Periods Ending March 31, 2020

	Manor Fund	S&P 500 Index	Lipper LC Core Funds
1st Quarter	**-25.06 %**	-19.60 %	-20.60 %
1-Year	**-11.84 %**	-6.96 %	-9.06 %
3-Year Annualized	**-3.11 %**	5.11 %	3.74 %
5-Year Annualized	**-0.45 %**	6.73 %	5.47 %
10-Year Annualized	**6.12 %**	10.50 %	9.14 %
Annualized since inception 9/26/95	**5.06 %**	8.28 %	6.39 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 1.25% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Equinix, Inc. (REIT)	5.5 %
Avery Dennison	5.4 %
Microsoft Corp.	5.0 %
Charter Comm.	4.8 %
Skyworks Solutions	4.4 %

Top Industry Sectors

Industry	% of Net Assets
Info Technology	22.4 %
Health Care	14.9 %
Financial	12.4 %
Communication	10.3 %
Industrial	7.9 %

MANOR INVESTMENT FUNDS - GROWTH FUND

Schedule of Investments - March 31, 2020

(Unaudited)

Portfolio of Investments

Description	Shares	Market Value
COMMON STOCKS – 98.0%		
Consumer Discretionary – 11.9%		
Amazon.com Inc.*	326	635,609
Dollar Tree, Inc.*	2,935	215,634
LKQ Corp.*	7,310	149,928
Royal Caribbean	2,940	94,580
		1,095,751
Consumer Staples – 1.5%		
Walgreens Boots	3,012	137,799
		137,799
Financial – 2.5%		
Chubb Limited	2,067	230,863
		230,863
Health Care – 24.2%		
AbbVie, Inc.	3,055	232,760
Alexion Pharma *	1,952	175,270
Bristol-Myers	5,612	312,813
Eli Lilly & Co.	3,544	491,624
Regeneron Pharma*	672	328,131
Thermo Fisher	1,156	327,842
UnitedHealth	1,453	362,349
		2,230,789
Industrial – 8.7%		
Landstar System	2,719	260,643
Robert Half Intl.	4,125	155,719
Southwest Airlines	5,194	184,958
United Rentals, Inc.*	1,919	197,465
		798,785
Information Technology – 35.6 %		
Akamai Tech., Inc.*	4,221	386,179
Apple, Inc.	3,012	765,922
Cognizant Tech	4,326	201,029
Fidelity National	3,511	427,078
MasterCard Inc.	2,283	551,482
Microsoft Corp.	2,926	461,460
ON Semiconductor*	17,660	219,690
Qualcomm, Inc.	3,991	269,991
		3,282,831
Material – 4.0%		
Sherwin Williams	801	368,076
		368,076
Communication Services – 9.6%		
Alphabet Inc. Cl A*	211	245,171
Alphabet Inc. Cl C*	211	245,353
Charter Comm.*	906	395,297
		885,821
TOTAL COMMON STOCKS (Cost $6,719,892)		9,030,715
SHORT-TERM INVESTMENTS – 2.0%		
1st Amer. Gov. Fund		184,681
TOTAL SHORT-TERM INVESTMENTS (Cost $ 184,681)		184,681
TOTAL INVESTMENTS – 100.0% (Cost$ 6,904,573)		9,215,396
Other Assets less Liabilities – Less than 0.1%		4,098
NET ASSETS – 100.0%		$ 9,219,494

*Non-income producing during the period.

MANOR INVESTMENT FUNDS - GROWTH FUND

Fund and Performance Information - March 31, 2020

(Unaudited)

Fund Performance

Investment Performance vs. the S&P 500 and Lipper Large-Cap Growth Index



50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Growth Fund
S&P 500 Index
Lipper LC Growth

Quarter and Annualized Total Return for Periods Ending March 31, 2020

	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
1st Quarter	**-17.40 %**	-19.60 %	-13.50 %
1-Year	**-6.09 %**	-6.96 %	-0.70 %
3-Year Annualized	**6.29 %**	5.11 %	11.08 %
5-Year Annualized	**4.97 %**	6.73 %	9.19 %
10-Year Annualized	**9.76 %**	10.50 %	11.51 %
Annualized since inception 6/30/99	**4.99 %**	5.09 %	3.92 %

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.99% for the Fund.

Top Holdings and Industry Sectors

Top Company Holdings

Company	% of Net Assets
Apple, Inc.	8.3 %
Amazon.com, Inc.	6.9 %
Mastercard, Inc.	6.0 %
Eli Lilly & Co.	5.3 %
Microsoft Corp.	5.0 %

Top Industry Sectors

Industry	% of Net Assets
Information Tech.	35.6 %
Health Care	24.2 %
Consumer Disc.	11.9 %
Communication	9.6 %
Industrial	8.7 %

MANOR INVESTMENT FUNDS - BOND FUND

Schedule of Investments - March 31, 2020

(Unaudited)

Portfolio of Investments

Description	Face Amount	Value
U.S. GOVERNMENT BONDS – 88.7%		
U.S Treasury 1.500 % Due 01-31-22	200,000	204,531
U.S. Treasury 1.250 % Due 07-31-23	300,000	308,976
U.S. Treasury 2.500 % Due 08-15-23	225,000	241,418
U.S. Treasury 1.500 % Due 08-15-26	150,000	159,129
U.S. Treasury 2.875 % Due 05-15-28	100,000	118,047
U.S Treasury 1.750 % Due 11-15-29	325,000	357,627
TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,118,046)		1,389,728
SHORT-TERM INVESTMENTS – 10.5%		
1st American Treasury Obligation Fund	164,335	164,335
TOTAL SHORT-TERM INVESTMENTS (Cost $ 164,335)		164,335
TOTAL INVESTMENTS – 99.9% (Cost $ 1,282,381)		1,554,063
Other Assets less Liabilities – Net – 0.8%		13,184
NET ASSETS - 100.0%		$ 1,567,247

SECURITY VALUATION:
Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Fund's board. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximated market value, in accordance with the terms of a rule adopted by the Securities and Exchange Commission. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

MANOR INVESTMENT FUNDS - BOND FUND

Fund and Performance Information - March 31, 2020

(Unaudited)

Fund Performance



Investment Performance
vs. the Barclay's Int. Treasury Index
and the Lipper Gov't Index
15%
10%
5%
0%
-5%
-10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Bond Fund
Lipper US Gov't
Barclay's Int. Treasury

Quarter and Annualized Total Return for Periods Ending March 31, 2020

	Bond Fund	Lipper US Gov't Fund Index	Barclays Intermediate Treasury Index
1st Quarter	**6.46 %**	5.60 %	5.26 %
1-Year	**9.46 %**	9.66 %	9.03 %
3-Year Annualized	**3.65 %**	4.56 %	4.15 %
5-Year Annualized	**1.85 %**	2.93 %	2.78 %
10-Year Annualized	**1.00 %**	3.40 %	2.86 %
Annualized since inception 6/30/99	**2.18 %**	4.34 %	4.10%

Annualized total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains, and a constant rate of performance each year. The performance table and returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by the manager, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than what is stated. Investment return and principal value will vary with market conditions so that an investor's share, when redeemed, may be worth more or less than the original cost. Call us at 800-787-3334 for current or most recent month-end performance. The Expense Limitation Agreement expired May 1, 2017 and was not renewed. Expenses are governed by the Investment Advisory agreement as amended January 1, 2017 which establishes a "unified fee" of 0.95% for the Fund.

Top Five Holdings

Security	% of Net Assets
US Treasury 1.750% Due 11-15-29	22.8 %
US Treasury 1.250% Due 07-31-23	19.7 %
US Treasury 2.500% Due 08-15-23	15.4 %
US Treasury 1.500% Due 01-31-22	13.1 %
US Treasury 1.500% Due 08-15-26	10.2 %

(Continued from page 3)
just as the negative Covid-19 news cycle ramped up. The price war and resulting decline in energy prices was another contributing factor that triggered the market selloff. Discover Financial Services, one of three financial companies among the weak performers in the portfolio, reflects the weak performance of this sector across the board. The shares of Discover declined sharply during the market selloff driven by investor concerns that the economic slowdown would negatively impact card transactions and increase account delinquencies. The shares of Carnival Corp., an operator of cruise ships, dropped sharply as the company dealt with the fallout of several high-profile Covid-19 cases on cruise ships. PNC Financial reported operating results in line with expectations early in the quarter, but investors drove down the stock on concerns that the economic slowdown would contribute to an increase in non-performing loans and a falloff in corporate and retail lending. JP Morgan reported strong operating results early in the quarter, but the news also did little to rally the stock. The shares sold off as the market declined, but not to the extent of Discover or PNC. The relative strength of the stock is partly due to the strength of the JP Morgan balance sheet relative to its peers, and investor perception that the company has a strong management team and strong risk controls in its lending portfolio.

The Growth Fund

The Manor Growth Fund generated a return of –17.40%, net of all fees and expenses, during the quarter ending March 31, 2020, outperforming the S&P 500 index return of –19.60% but underperforming comparable mutual funds, as measured by the Lipper Large-Cap Growth mutual fund index, return of –13.50%. The Fund outperformed the S&P 500 index during the trailing year, and the trailing 3-year period with a return of –6.09% and 6.29% for the Fund, compared to the S&P 500 index return of -6.96% and 5.11% for the same time periods. The Fund underperformed the Lipper index during the trailing year, and the trailing 3-year time periods with a return of –6.09% and 6.29% compared to the Lipper index returns of –0.70% and 11.08% for the same time periods. The Fund underperformed the S&P 500 index and the Lipper index during the trailing 5-year period, and 10-year periods, with returns of 4.97% and 9.76% for the Fund compared to returns of 6.73%, and 10.50% for the S&P 500, and returns of 9.19% and 11.51% for the Lipper index. The Fund continues to outperform Lipper Large-Cap Growth index since inception with an annualized return of 4.99% for the Fund compared to 3.92% for the Lipper Large-Cap Growth index.

During the 1st Quarter of 2020, the Fund was helped by strong performance from Amazon.com, Inc., Eli Lilly & Co., Akamai Technologies, Inc., Regeneron Pharmaceuticals, Inc., Church & Dwight Co., Inc., and Microsoft Corporation. Amazon jumped early in the quarter after the company reported results that exceeded expectations. The stock limited its losses when the market declined as consumers increased online purchasing amid stay at home directives. Eli Lilly also reported strong operating results early in the quarter.. The stock performed well in the market downturn as investors moved into pharmaceutical companies that had the potential to develop treatments to combat the Covid-19 virus. The shares of Akamai Technologies traded up steadily through the early part of the quarter, providing a cushion against the subsequent market decline. The company facilitates content delivery over the internet, a service that is experiencing increased demand to support remote access, ecommerce, and work from home capabilities. The shares of Regeneron Pharmaceuticals, a recent addition to the portfolio, remained strong through much of the quarter. Regeneron's anti-arthritis drug, Kevzana, could emerge as a treatment for patients suffering from a severe case of Covid-19. The shares of Microsoft traded up early in the quarter after the company reported revenue and earnings that exceeded expectations. This early run-up, combined with investor expectations that Microsoft's cloud computing and remote processing services would remain in high demand despite the global economic disruption, cushioned the shares during the market decline later in the quarter.

Notable laggards during the 1st Quarter of 2020 include Royal Caribbean Cruises, ON Semiconductor Corporation, MasterCard, Inc., United Rentals, Inc., and Apple, Inc. It is interesting to note that each of these companies, with the exception of MasterCard, were among the top performers in the portfolio last quarter. The shares of Royal Caribbean, an operator of cruise ships,

dropped sharply as the company dealt with restrictions on the cruise ship industry and the cancellation of bookings on cruises into next year. The shares of ON Semiconductor fell early in the quarter after the company reported disappointing operating results and the discontinuation of operations at its manufacturing facility in Belgium. The shares of MasterCard rose steadily throughout the early part of the quarter, but then fell sharply. Investors reacted to concerns about slowing economic activity as a result of the stay at home orders and the risk of increasing charge offs. The shares of United Rentals fell sharply as the economy shut down in response to the Covid-19 virus. The company rents construction equipment, a sector hard-hit by the shut down. The shares of Apple traded in line with the market as it declined, but the impact on the overall portfolio was greater because Apple started the quarter as the largest single holding.

During the quarter, we sold Church & Dwight and used the proceeds to buy Qualcomm, a wireless communication company involved in the upgrade for 5G networks. We also purchased Regeneron Pharmaceuticals, a biotech company with potential treatments for Covid-19.

The Bond Fund

The Manor Bond Fund generated a return of 6.46%, net of all fees and expenses, during the quarter ending March 31, 2020, outperforming both the Bloomberg Barclay Intermediate US Treasury index return of 5.26% and the Lipper US Government mutual fund index return of 5.60%. The Fund outperformed the Bloomberg Barclay Intermediate US Treasury index but underperformed the Lipper US Government mutual fund index during the trailing year with a return of 9.46% for the Fund compared to 9.03% for the Bloomberg index and 9.66% for the Lipper index. The Fund underperformed the Bloomberg Barclay Intermediate Treasury index and the Lipper US Government index during the trailing 3-year, 5-year, and 10-year periods with returns of 3.65%, 1.85%, and 1.00% for the Fund, compared to returns of 4.15%, 2.78%, and 2.86% for the Bloomberg Barclay Intermediate Treasury index, and returns of 4.56, 2.93%, and 3.40% for the Lipper US Government mutual fund index. Performance reflects the relatively conservative position of the Fund's investment portfolio of US Treasury securities.

Can This Strategy Work?

With no expertise in the coronavirus, my knowledge is limited to what I have read, analysis often written by those who have no more expertise in epidemiology than I do. So while I claim no medical qualifications, I believe that our market-based economy fosters innovation that will ultimately contribute to a cure for the coronavirus and defeat the pandemic. It will take some time to move past the pandemic lockdown, but as we do the dynamic nature of our economy will reassert itself. The process has been difficult, but it could yield structural changes that could potentially benefit our economy in the long-term. Companies that became overly reliant on global supply chains, based solely on cost considerations, could move essential operations back to the US, expanding domestic employment. Increased capabilities to work remotely could reduce employee costs and improve productivity. The adaptability of our economy and resourcefulness of our people will enable us to survive this crisis and emerge stronger for it. As that happens, we believe that the economy will rebound and the financial markets will improve. In periods of extreme uncertainty it is important to remember that market volatility can potentially create investment opportunities in structurally sound, well managed companies. While the current severe financial distress will impact companies throughout the economy, we believe that our focus on balance sheet quality may benefit our investors. Our playbook will be to avoid over-reacting to emotionally-driven market moves and continue to invest in companies that have strong long-term prospects trading at attractive valuations.

Sincerely,
Daniel A. Morris

Risks:
Mutual fund investing involves risk, including possible loss of principal amount invested. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. Foreign securities, foreign currencies, and securities issued by US entities with substantial foreign operation can involve additional risks.

Manor Investment Funds

Fund Office:
15 Chester County Commons
Malvern, PA 19355

610-722-0900 800-787-3334
www.manorfunds.com

Funds distributed by:
Foreside Funds Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101